                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04893

                              ---------------------

                              THE TAIWAN FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                    C/O STATE STREET BANK AND TRUST COMPANY,
                 2 AVENUE DE LAFAYETTE, 6TH FLOOR, PO BOX 5049,
                                  BOSTON, 02111
--------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)


(Name and Address of Agent for Service)                      Copy to:

  State Street Bank and Trust Company              Leonard B. Mackey, Jr., Esq.
      Attention: Mary Moran Zeven                     Clifford Chance US LLP
          Assistant Secretary                           31 West 52nd Street
    2 Avenue de Lafayette, 6th Floor               New York, New York 10019-6131
      Boston, Massachusetts 02111



Registrant's telephone number, including area code: 1-800-636-9242

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2006

ITEM 1.  REPORT TO STOCKHOLDERS.

THE TAIWAN FUND, INC.(R)



Annual Report

August 31, 2006



The Taiwan Fund, Inc.

What's Inside


                                                            Page
                                                            ----
Chairman's Statement                                          2
Report of the Investment Manager                              4
Portfolio Snapshot                                           11
Sector Allocation                                            12
Investments                                                  13
Financial Statements                                         15
Notes to Financial Statements                                18
Report of Independent Registered Public Accounting Firm      22
Other Information                                            23
Summary of Dividend Reinvestment and Cash Purchase Plan      25
Directors and Officers                                       28

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to report that The Taiwan Fund, Inc. performed well for the fiscal year ended August 31, 2006.

On August 31, 2006, the Fund's net asset value (NAV) was US$17.39, which was an increase of 18.2%* in U.S. dollar terms for the fiscal year. During the same period, the Taiwan Total Return Index (TRI) increased by 13.8% in U.S. dollar terms. Overall, the Fund outperformed the TRI by 3.9% during the fiscal year.

The Taiwan Fund, Inc. is celebrating its 20th anniversary this year. The first twenty years have been eventful and rewarding. Over the past twenty years, the Fund has successfully achieved an 10.1% annualized return based on NAV in U.S. dollar terms.

On behalf of the Board, I would like to thank the Board of Directors and shareholders for your continued support of The Taiwan Fund, Inc. Looking forward, we remain committed to making The Taiwan Fund, Inc. a rewarding investment for shareholders for many years to come.

Sincerely,

/s/ Harvey Chang
Harvey Chang
Chairman

---------------

* "Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested."

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Fund's net asset value ("NAV") increased by 18.2%* in U.S. dollar terms for the fiscal year ended August 31, 2006. During the same period, the Taiwan Total Return Index (TRI) increased by 13.8% in U.S. dollar terms. The Fund outperformed the TRI by 3.9% during the year.

The out-performance was due to both sector allocation and stock selection. On a sector basis, the Fund's overweight positions in the technology sector and underweight positions in the financial sector enhanced performance. Stock selection in technology, financial and industrials sectors all benefited performance during the year.

In the technology sector, the Fund's exposure to IT hardware companies Hon Hai and Foxconn Tech continued to positively contribute to performance due to strong earnings growth. IT component companies such as Tripod Technology and Catcher Technology also added to relative performance. In the financial sector, the biggest performance contributor was insurance company Cathay FHC. On the negative side, the Fund's overweight positions in transistor liquid crystal display ("TFT-LCD") and underweight positions in materials mildly detracted from relative performance during the year.

ECONOMIC OUTLOOK

Considering the softening U.S. housing market, rising oil prices and geographic risk, global economic growth will likely slow. The World Bank forecasts global economic growth of 3.2% and 3.3% in 2006 and 2007, respectively. The Organization for Economic Cooperation and Development ("OECD") leading indicators were down 0.1 point in June to 109.7 from 109.8 in May. The 6-month rate of change fell for the third consecutive month, signaling that a modest slowdown is underway in the Major Seven countries.

After strong growth in the first quarter of 2006, U.S. GDP growth decreased to 2.5% in the second quarter of 2006. Household consumer spending, accounting for 60 percent of U.S. GDP, has continued to slow recently. The Fed has put a hold on interest rate hikes after 17

---------------

* "Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested."

--------------------------------------------------------------------------------

consecutive rises, leaving the federal funds rate at 5.25%. We believe that the accumulative effects of previous liquidity tightening and slowing demand can be expected to ease inflationary pressure. Orders for non-defense and ex-aircraft capital goods, indicating future business investment, continue to rise. Although U.S. consumption is retrenching, business investment spending is expected to sustain the economy.

Taiwan's financial indicators have been weak of late, while real economic activity indicators have been solid. This explains why the Leading Index has been stagnating. Taiwan's economic growth edged down to 4.7% in the second quarter of 2006, due to slackening domestic demand. Economic growth in the first half of 2006 was underpinned by soaring net exports. We anticipate the economy will grow at a slower pace in the second half of 2006 and 2007, given soft domestic demand and a less favorable global environment. We anticipate Taiwan's GDP to grow by 4.0% and 3.6% in 2006 and 2007, respectively.

Private consumption, negatively impacted by cash/credit card loan problems and negative real wage growth, is weighing on GDP in Taiwan. Both consumer confidence and real purchasing power are being affected. We expect consumer banking problems to linger for one to two more quarters and consumption momentum to recover moderately. Private consumption is expected to grow by 1.8% in 2006 and 2.3% in 2007. On the investment front, domestic investment appears to be sluggish, making a negative contribution of 0.9 percentage points to GDP growth in the second quarter of 2006. Capital equipment imports have increased over the past two months, showing signs of modest rebound of investment momentum. The investment momentum is expected to pick up gradually into 2007. We expect gross fixed capital investment to decline by 0.5% in 2006, before rising about 1.6% growth in 2007. In addition, the Taiwan government has vowed to push cross-strait policies, including opening up the local tourism market to Chinese visitors and starting regular cross-strait charter flights. If these cross-strait policies materialize, businesses will likely benefit and investment confidence and market sentiment will likely improve.

Exports, thanks to solid foreign demand, have grown at a brisk rate so far this year. China and the United States, accounting for about 50% of Taiwan's exports, are the two major drivers of Taiwan's foreign trade. However, with the U.S. economy slowing and private consumption declining, strong export growth is not expected to be sustained

--------------------------------------------------------------------------------

but to grow at a slower pace toward year-end and 2007. Moreover, the Chinese government has reinitiated macro-control measures. It has continued to tighten up liquidity. If it allows further appreciation of the Chinese currency, China-bound exports will likely take a hit. Given the external outlook and high base, we expect Taiwan's exports growth to slow. We anticipate Taiwan's export growth to be 9% in 2006 and 5% in 2007, respectively.

While real interest rates are still relatively low and the rate disparity between the U.S. dollar and NT dollar still has room to improve, we expect Taiwan's central bank to continue to raise the rediscount rate. Consumer prices have risen by 1.4% since the beginning of the year -- reflecting moderate inflation compared with the average number of 2% over the past two years. However, wholesale prices jumped by 9.1% year-over-year in July, affected by rising crude oil and basic metal prices. Inflationary pressure is looming. The Consumer Price Index is expected grow by 1.8% in 2006. With the Fed pausing interest rate increases, Japan's zero-interest-rate policy having been lifted and China continuing macro tightening, more funds are expected to flow into Asia. We expect to see mild NT dollar appreciation, as with other Asian currencies.

We believe Taiwan's economy will continue to grow on foreign demand. However, the contribution of net exports to growth will likely level-off as external demand remains volatile and domestic demand picks up. We expect modest growth for the remainder of the year and in 2007 for Taiwan's economy.

MARKET OUTLOOK AND INVESTMENT STRATEGY

Following a nice run in the first four months of 2006, the TAIEX pulled back significantly from early-May to July, due mainly to rising global risk aversion (from mounting inflation/interest rate fears) and worse-than-expected technology data-points. Investors' expectations for technology demand in the second quarter of 2006 were originally fairly high despite it being the traditional slow season. However, market conditions have turned out to be sluggish, with poor PC sales and inventory mounting in the semiconductor, TFT-LCD, and even handset space. With expectations declining, the technology sub-index has dropped over 20% from its peak this year. Following the sharp correction, we expect technology shares to regain momentum as the inventory

--------------------------------------------------------------------------------

correction finishes and restocking begins. We expect current restocking activity to continue into the fourth quarter of 2006.

In the current cycle, inventory levels in the technology industry have been below historical averages due to better capital expenditure discipline over the past few years. After experiencing worse-than-expected market conditions in the middle of 2006, semiconductor inventory is indeed high, but inventory in channels and at system makers remains reasonable. This means that when seasonal demand kicks in, it will quickly feed through the food chain, leading to a reduction in upstream inventory.

While the technology sector is set for a rebound in the short term, this does not mark the start of a genuine recovery, in our view. In the near term, further earnings downgrades are likely on the back of lackluster company guidance and muted macro data. Together with a lack of new major products/applications to drive tech demand in the second half of 2006, upside for technology shares will be capped, although niche players that deliver solid financial results are expected to perform well on a per share basis. As a result, the likelihood of the TAIEX exceeding its previous high of 7,474 points is low. Apart from technology fundamentals, continued political noise, sluggish performance of the financial sector, and uncertainty surrounding inflation and consumption in the United States are also casting a shadow over the TAIEX.

In Taiwan, the President Chen administration is being weakened by a spate of scandals. Former Democratic Progressive Party ("DPP") chairman Shih Ming-teh's campaign against Chen has created further political noise in the stock market. Premier Su, the likely DPP candidate for the next presidential election, has been struggling with party hardliners to improve cross-strait links. But progress has been disappointing. While restrictions on Chinese visitors to Taiwan are likely to be eased soon, the removal of the 40% investment limit in China (which has a more significant impact on corporate earnings) is not expected to happen in the near term.

Accounting for 16% of the index in terms of market cap, the performance of financial shares has a significant impact on the TAIEX. Affected by the cash and credit card crisis, Taiwan's cash and credit card loans as a percentage of total lending has declined markedly from the peak of 4.0% in November 2005 to 3.0% in June 2006, with total loans down from NT$657 billion to NT$509 billion during the same period. As cash and credit card write-offs amounted to as much as

--------------------------------------------------------------------------------

NT$85 billion in the first half of 2006, aggregate earnings of local banks plunged 57% to NT$36 billion during the same period. Major financial holding companies noted in their investor conferences that one-month-pass-due loans peaked in the second quarter of 2006, but that charge-offs won't peak until the third quarter of 2006, making the amount of provisions in the second half of 2006 similar to that in the first half of 2006. During the previous corporate banking crisis (1998-1999), banks turned to the consumer business after being hit by huge write-offs. Profits reached record highs on low interest rates and reversal of write-offs in 2004. In the current cash/credit card crisis, however, funding costs are higher due to rising interest rates, average lending rates are shrinking due to reduced card loans, and disposal losses of non-performing loans are high. These factors have combined to pressure banking earnings and thus related shares' performance in the near term. Though the pain may be eased in the fourth quarter of 2006, with more profits coming from declining provisions, sluggish top line momentum (due to a lack of revenues from high yield assets) and undecided repayment rate of restructured bad loans are still major uncertainties in the long term.

On the macro front, while the Fed's rate hikes have paused amid positive inflation numbers, the market focus is seemingly switching from interest rate concerns to the slowing U.S. economy. The stubbornly high oil prices and slower-than-expected U.S. housing data will be likely to have a negative impact on U.S. consumption, and thus the export growth of Asian countries. Christmas sales will be a key indicator for judging the strength of U.S. consumption.

Despite the aforementioned negative factors, we believe the TAIEX will be protected by the Fed's move to pause rate hikes (which should cause liquidity to flow back to Asia) and the upcoming peak season for technology companies. Thus, we expect the TAIEX to be range bound until the fourth quarter of 2006. Technology is our favorite sector, particularly dynamic random access memory ("DRAM"), handset, and packaging & testing. However, we would underweight operators in the Fund's portfolio. After the expected technology bounce, we may add some positions in financials to the Fund's portfolio at the year end of 2006 when the sector is expected to bottom out.

We believe we will see a more significant pick-up in technology fundamentals in the fourth quarter of 2006 and onwards. Our long-term positive view towards the TAIEX remains intact as: (1) underlying

--------------------------------------------------------------------------------

valuations remain attractive on both a regional and historical basis; and (2) global emerging market funds remain underweight Taiwan.

Potential catalysts for the TAIEX include: (1) the scheduled launch of Microsoft's Vista consumer operating system in January 2007, which could be a key catalyst for a tech sector rally; and (2) switch to an expansionary policy by the Fed. Although this is uncertain, history suggests it will have a positive impact on the stock market if it happens.

To conclude, we expect investors to receive reasonable rewards from certain sectors' positive results. In the year ahead, we intend to maintain the Fund's exposure in high-beta stocks to take advantage of these diverse themes and achieve better investment returns. We will continue to strive to achieve superior performance through a process of bottom-up stock selection. We are confident that the Taiwanese stock market and healthy economic conditions will provide significant investment opportunities for investors in the foreseeable future.

Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

/s/ Chih-Hui Lee
Chih-Hui Lee(1)
Portfolio Manager
                                  /s/ Steven Chan
                                  Steven Chan
                                  Deputy Portfolio Manager

(1) Victor Shih resigned from his position as Portfolio Manager of the Fund, effective September 9, 2006. Mr. Chih-Hui Lee succeeded Mr. Shih as the Fund's lead Portfolio Manager.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2006               %
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        7.4
--------------------------------------------------
High Tech Computer Corp.                   6.4
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     4.4
--------------------------------------------------
MediaTek, Inc.                             4.3
--------------------------------------------------
Siliconware Precision Industries Co.       4.1
--------------------------------------------------
Largan Precision Co. Ltd.                  3.8
--------------------------------------------------
Cathay Financial Holding Co. Ltd.          3.5
--------------------------------------------------
D-Link Corp.                               3.4
--------------------------------------------------
Au Optronics Corp.                         3.3
--------------------------------------------------
Cheng Uei Precision Industry Co. Ltd.      3.0
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2006             %
--------------------------------------------------
Telecommunications                        19.3
--------------------------------------------------
Electronic Components                     14.2
--------------------------------------------------
Semiconductor Manufacturing               13.0
--------------------------------------------------
PC & Peripherals                          12.5
--------------------------------------------------
Financial Services                         6.9
--------------------------------------------------
IC Design                                  6.8
--------------------------------------------------
TFT-LCD                                    6.2
--------------------------------------------------
Electronics                                6.1
--------------------------------------------------
Memory IC                                  4.0
--------------------------------------------------
Construction                               3.5
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2005               %
--------------------------------------------------
MediaTek, Inc.                             7.0
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        5.6
--------------------------------------------------
Silicon Intergrated System Corp.           4.8
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     4.7
--------------------------------------------------
Chi Mei Optoelectronics Corp.              4.5
--------------------------------------------------
Asustek Computer, Inc.                     4.5
--------------------------------------------------
Au Optronics Corp.                         3.8
--------------------------------------------------
Tripod Technology Corp.                    3.8
--------------------------------------------------
Powerchip Semiconductor Corp.              3.7
--------------------------------------------------
Chinatrust Financial Holding Co. Ltd.      3.6
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2005             %
--------------------------------------------------
PC & Peripherals                          20.1
--------------------------------------------------
IC Design                                 14.6
--------------------------------------------------
Electronics                               10.9
--------------------------------------------------
TFT-LCD                                   10.2
--------------------------------------------------
Semiconductor Manufacturing                9.1
--------------------------------------------------
Financial Services                         6.7
--------------------------------------------------
Electronic Components                      6.5
--------------------------------------------------
Telecommunications                         5.8
--------------------------------------------------
Memory IC                                  3.7
--------------------------------------------------
Iron & Steel                               3.5
--------------------------------------------------

* Percentages based on total investments at August 31, 2006 and August 31, 2005.

SECTOR ALLOCATION
INDUSTRY ALLOCATION (AS A PERCENTAGE OF TOTAL INVESTMENTS)

                                   PIE CHART

Other                              2.9%
Basic Industries                   8.1%
Finance                            6.9%
Technology                        82.1%

Fund holdings are subject to change and percentages shown above are based on total investments as of August 31, 2006. The pie chart illustrates the allocation of the investment by sector. A complete list of holdings as of August 31, 2006 is contained in the Investments included in this report. The most currently available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (800)-636-9242.

    THE TAIWAN FUND, INC.
    INVESTMENTS/AUGUST 31, 2006 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)
--------------------------------------------------------------------------------

                                                         US$
                                                        VALUE
                                        SHARES         (NOTE 1)
                                        ------         --------
COMMON STOCKS -- 97.1%
BASIC INDUSTRIES -- 8.1%
CONSTRUCTION -- 3.5%
Cathay Real Estate Development Co.
  Ltd.*............................      8,000,000   $  4,486,459
Goldsun Development & Construction
 Co. Ltd.*.........................     11,050,000      4,433,569
Highwealth Construction Corp. .....      1,177,350      1,170,228
                                                     ------------
                                                       10,090,256
                                                     ------------
ELECTRIC & MACHINERY -- 0.2%
Depo Auto Parts Industrial Co.
  Ltd. ............................        188,999        540,014
                                                     ------------
IRON & STEEL -- 2.4%
China Steel Corp. .................      8,280,000      6,719,839
                                                     ------------
PLASTICS -- 2.0%
Nan Ya Plastics Corp. .............      2,266,000      3,065,048
Taiwan Hon Chuan Enterprise Co.
 Ltd. .............................      3,500,000      2,585,185
                                                     ------------
                                                        5,650,233
                                                     ------------
TOTAL BASIC INDUSTRIES.............                    23,000,342
                                                     ------------
FINANCE -- 6.9%
FINANCIAL SERVICES -- 6.9%
Cathay Financial Holding Co.
  Ltd. ............................      5,248,593     10,034,849
Chang Hwa Commercial Bank*.........     14,000,000      8,298,125
Chinatrust Financial Holding Co.
 Ltd. .............................      1,860,000      1,218,365
                                                     ------------
TOTAL FINANCE......................                    19,551,339
                                                     ------------
TECHNOLOGY -- 82.1%
ELECTRONIC COMPONENTS -- 14.2%
Cyntec Co. Ltd. ...................      4,404,025      4,404,159
E-Ton Solar Tech Co. Ltd. .........         87,000      1,491,474
Feei Cherng Enterprise Co. Ltd. ...        319,000        931,818
Ichia Technologies, Inc.*..........      3,000,000      3,519,864
Kinsus Interconnect Technology
 Corp. ............................      2,488,209      7,079,132
Motech Industries, Inc. ...........         86,000      2,120,004
Nan Ya Printed Circuit Board
 Corp..............................        600,000      4,951,518
Tripod Technology Corp. ...........      2,331,000      7,156,175
Unimicron Technology Corp. ........      6,180,000      8,612,815
                                                     ------------
                                                       40,266,959
                                                     ------------
ELECTRONICS -- 6.1%
Delta Electronics, Inc. ...........      2,325,000      6,466,382
Largan Precision Co. Ltd. .........        525,000     10,883,309
                                                     ------------
                                                       17,349,691
                                                     ------------

                                                         US$
                                                        VALUE
                                        SHARES         (NOTE 1)
                                        ------         --------
IC DESIGN -- 6.8%
MediaTek, Inc. ....................      1,320,000   $ 12,036,840
Novatek Microelectronics Corp.
 Ltd. .............................      1,442,851      7,104,832
                                                     ------------
                                                       19,141,672
                                                     ------------
MEMORY IC -- 4.0%
Inotera Memories, Inc. ............      6,800,000      7,027,569
Powerchip Semiconductor Corp. .....      6,312,289      4,173,145
                                                     ------------
                                                       11,200,714
                                                     ------------
PC & PERIPHERALS -- 12.5%
Asia Vital Components Co. Ltd. ....      3,000,000      1,326,788
Catcher Technology Co. Ltd. .......        777,921      6,100,599
Foxconn Technology Co. Ltd. .......        920,000      6,963,130
Hon Hai Precision Industry Co.
 Ltd. .............................      3,724,800     21,002,170
                                                     ------------
                                                       35,392,687
                                                     ------------
SEMICONDUCTOR MANUFACTURING --13.0%
Advanced Semiconductor Engineering
  Inc. ............................      6,500,000      6,678,015
Ardentec Corp. ....................      2,693,749      2,137,051
King Yuan Electronics Co. Ltd. ....      5,354,000      4,003,417
Siliconware Precision Industries
 Co. ..............................      9,865,556     11,695,087
Taiwan Semiconductor Manufacturing
 Co. ..............................      7,003,000     12,367,376
                                                     ------------
                                                       36,880,946
                                                     ------------
TELECOMMUNICATIONS -- 19.3%
Alpha Networks, Inc. ..............      4,946,483      4,194,865
Cheng Uei Precision Industry Co.
 Ltd. .............................      2,335,761      8,626,249
D-Link Corp. ......................      9,900,000      9,719,748
Epistar Corp. .....................      1,049,754      3,142,976
High Tech Computer Corp. ..........        720,000     18,164,686
Merry Electronics Co. Ltd. ........      1,732,000      6,159,579
Wha Yu Industrial Co. Ltd. ........        220,043        220,050
Wistron NeWeb Corp. ...............      1,609,580      4,266,251
                                                     ------------
                                                       54,494,404
                                                     ------------
TFT-LCD -- 6.2%
Au Optronics Corp. ................      6,399,390      9,472,941
Chi Mei Optoelectronics Corp. .....      6,812,000      8,075,261
                                                     ------------
                                                       17,548,202
                                                     ------------
TOTAL TECHNOLOGY...................                   232,275,275
                                                     ------------
TOTAL COMMON STOCKS
 (Identified
 Cost -- $209,475,826).............                   274,826,956
                                                     ------------

    The accompanying notes are an integral part of the financial statements.  13

--------------------------------------------------------------------------------

                                       PRINCIPAL         US$
                                        AMOUNT          VALUE
                                          NT$          (NOTE 1)
                                       ---------       --------
COMMERCIAL PAPER -- 2.6%
Chiao Tung Bank Nan Kong Branch:
  1.5350%, 10/12/2006 (a)..........   $180,088,105   $  5,473,969
  1.5350%, 10/13/2006 (a)..........     10,012,289        304,334
E. Sun Bank
  1.53%, 10/12/2006 (a)............     50,266,023      1,527,889
                                                     ------------
TOTAL COMMERCIAL PAPER
 (Identified
 Cost -- US$7,365,467).............                     7,306,192
                                                     ------------
                                       MATURITY
                                        AMOUNT
                                          US$
                                       --------
REPURCHASE AGREEMENT -- 0.3%
State Street Bank and Trust Co. at
  1.50% dated 8/28/06, due 9/5/06
    (collateralized by U.S.
    Treasury Note 3.00%, 11/15/07,
    market value $910,949).........   $    890,297   $    890,000
                                                     ------------
TOTAL INVESTMENTS -- 100.0%
  (COST -- $217,731,293)...........                  $283,023,148
                                                     ============
OTHER ASSETS AND LIABILITIES,
  NET..............................                     1,538,006
                                                     ------------
NET ASSETS.........................                  $284,561,154
                                                     ============

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

 * Non-income producing security

INCOME TAX INFORMATION:

At August 31, 2006, the aggregate cost basis of the Fund's investment securities for income tax purposes was $217,743,208.

Net unrealized appreciation of the Fund's investment securities was $65,279,940 of which $78,414,135 related to appreciated investment securities and $13,134,195 related to depreciated investment securities for the fiscal year ended August 31, 2006. In addition, as of August 31, 2006, the Fund had a capital loss carryforward of ($32,501,720) for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2010 ($8,500,361) and August 31, 2011 ($24,001,359). For the year ended August 31,
2006, the Taiwan Fund, Inc. utilized $28,965,639 of its capital loss carryforward for U.S. Federal income tax purposes.

 14 The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2006

ASSETS
Investments in securities, at value (cost
 $217,731,293) (Notes 1) - See
 accompanying schedule...................                $283,023,148
Cash.....................................                          82
Cash in New Taiwan dollars (cost
 $4,099,466).............................                   4,097,967
Dividend receivable......................                   1,598,927
Interest receivable......................                      10,084
                                                         ------------
 Total assets............................                 288,730,208
                                                         ------------
LIABILITIES
Payable for investments purchased........  $ 3,433,734
Accrued management fee (Note 3)..........      305,799
Taiwan withholding tax payable (Note           338,232
 1)......................................
Other payables and accrued expenses......       91,289
                                           -----------
 Total liabilities.......................                   4,169,054
                                                         ------------
NET ASSETS...............................                $284,561,154
                                                         ============
Net Assets consist of (Note 1):
Paid in capital..........................                 251,789,708
Undistributed net investment income......                          --
Accumulated undistributed net realized
 loss on investments in securities and
 foreign currency........................                 (32,513,637)
Net unrealized appreciation on investment
 securities and foreign currency.........                  65,285,083
                                                         ------------
NET ASSETS...............................                $284,561,154
                                                         ============
NET ASSET VALUE, per share
 ($284,561,154/16,365,572 shares
 outstanding)............................                      $17.39
                                                         ============

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2006

INVESTMENT INCOME
Dividends.................................                $ 6,404,164
Interest..................................                    130,854
                                                          -----------
                                                            6,535,018
Less: Taiwan withholding tax (Note 1).....                 (1,257,305)
                                                          -----------
 Total Income.............................                  5,277,713
EXPENSES:
Management fee (Note 3)
 Basic fee................................  $ 3,383,909
 Performance adjustment...................     (264,597)
Custodian fees and expenses...............      466,243
Administration and accounting fees (Note
 3).......................................      293,031
Directors compensation (Note 3)...........      317,603
Legal.....................................      206,244
Audit.....................................      100,583
Shareholder communications................       87,753
Insurance fees............................       99,065
Delaware franchise tax....................       71,303
Miscellaneous.............................       31,673
Transfer agent fees.......................       18,189
Taiwan stock dividend tax (Note 1)........      424,079
                                            -----------
 Total expenses...........................                  5,235,078
                                                          -----------
 NET INVESTMENT INCOME....................                     42,635
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
 Investment securities....................   28,146,347
 Foreign currency transactions............     (152,963)
                                            -----------
                                                           27,993,384
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities....................   15,785,047
 Assets and liabilities denominated in
   foreign currencies.....................       42,842
                                            -----------
                                                           15,827,889
                                                          -----------
Net realized and unrealized gain..........                 43,821,273
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $43,863,908
                                                          ===========

    The accompanying notes are an integral part of the financial statements.  15

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended        Year Ended
                                                              August 31, 2006    August 31, 2005
                                                              ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment gain (loss).................................    $     42,635      $  1,049,602
 Net realized gain on investments and foreign currency
   transactions.............................................      27,993,384        16,684,383
 Change in net unrealized appreciation on investments and
   foreign currency transactions............................      15,827,889        15,152,035
                                                                ------------      ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................      43,863,908        32,886,020
                                                                ------------      ------------
Distributions to shareholders
 From net investment income.................................        (856,410)         (498,168)
                                                                ------------      ------------
 Total distributions to shareholders........................        (856,410)         (498,168)
                                                                ------------      ------------
 Total increase in net assets...............................      43,007,498        32,387,852
                                                                ------------      ------------
NET ASSETS
 Beginning of period........................................     241,553,656       209,165,804
                                                                ------------      ------------
 End of period..............................................     284,561,154       241,553,656
                                                                ============      ============
 Undistributed net investment income end of period..........    $          0      $    856,258
                                                                ============      ============

 16 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                         Year Ended August 31,
                                -----------------------------------------------------------------------
                                   2006           2005           2004           2003           2002
                                ----------     ----------     ----------     ----------     -----------
SELECTED PER SHARE DATA
Net asset value, beginning of
 period.......................  $    14.76     $    12.78     $    12.89(c)  $    11.37(c)  $     10.81(c)
                                ----------     ----------     ----------     ----------     -----------
Income from Investment
 Operations
 Net investment income (loss)
   (a)........................        0.00*          0.06           0.03           0.00(c)*       (0.12)(c)
 Net realized and unrealized
   gain (loss) on
   investments................        2.68           1.95          (0.14)          1.52            0.68
                                ----------     ----------     ----------     ----------     -----------
 Total from investment
   operations.................        2.68           2.01          (0.11)          1.52(c)         0.56(c)
                                ----------     ----------     ----------     ----------     -----------
Less Distributions
 From net investment income...       (0.05)         (0.03)            --             --              --
 From net realized gains......          --             --             --             --              --
                                ----------     ----------     ----------     ----------     -----------
 Total distributions..........       (0.05)         (0.03)            --             --              --
                                ----------     ----------     ----------     ----------     -----------
Net asset value, end of
 period.......................  $    17.39     $    14.76     $    12.78     $    12.89(c)  $     11.37(c)
                                ==========     ==========     ==========     ==========     ===========
Market value, end of period...  $    15.83     $    13.34     $    10.99     $    11.09     $      9.27
                                ==========     ==========     ==========     ==========     ===========
TOTAL RETURN
Per share market value........       19.05%         21.68%         (0.90)%        19.63%          (6.17)%
RATIO AND SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................  $  284,561     $  241,554     $  209,166     $  210,949(c)  $   186,032(c)
Ratio of expenses to average
 net assets (b)...............        1.92%(e)       2.23%(d)       2.07%          2.05%(c)        2.20%(c)
Ratio of expenses to average
 net assets, excluding stock
 dividend tax expense.........        1.77%(e)       1.93%(d)       1.82%          1.76%(c)        1.98%(c)
Ratio of net investment income
 (loss) to average net
 assets.......................        0.02%(e)       0.45%(d)       0.21%          0.01%(c)       (0.97)%(c)
Portfolio turnover rate.......         110%            80%            76%           148%            167%

(a)  Based on average shares outstanding during the period.
(b) Expense ratio includes 20% tax paid on stock dividends generated in Taiwan received by the Fund.
(c)  Restated (Note 6)
(d) Ratio includes charge to the Management fee; see Note 3. Without this charge the ratios would be 2.00%, 1.70% and 0.68%, respectively.
(e) Ratio includes reduction of the Management fee; see Note 3. Without this reduction the ratios would be 1.98%, 1.82% and -0.04%, respectively.
 *   Amount represents less than $0.005 per share.

    The accompanying notes are an integral part of the financial statements.  17

    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Investments (Taiwan) Limited ("Adviser"), the International Commercial Bank of China ("Custodian") and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2006 the Fund had no open Forwards.

Indemnification Obligations. Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Reclassifications recorded at August 31, 2006 were ($42,483) from undistributed Net Investment Income, $1,028,869 from Accumulated Gain (Loss) and ($986,386) to Paid in Capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2006, purchases and sales of securities, other than short-term securities, aggregated $290,468,222 and $286,516,720, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC Investments (Taiwan) Limited (the "Adviser") receives a basic fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to monthly performance adjustments based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period. The basic fee may increase or decrease by + or -0.30% depending on the Fund's performance.

For the year ended August 31, 2006, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.20% of average net assets, excluding the following one-time charge. During the period, the basic fee included a one-time charge of approximately $154,000 as a further revision to correct errors in the calculation of performance fee adjustments for the fiscal years prior to 2000 (See footnote 6). The management fee including this charge is equivalent to an annual rate of 1.15% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $15,000 plus $2,000 for each Board of Directors' meeting or other Committee meeting attended, and $2,000 for each meeting attended by telephone. On July 18, 2005 the Board of Directors approved an increase in the annual fee from $10,000 to $15,000 effective September 1, 2005. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings.

4. FUND SHARES

At August 31, 2006, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

--------------------------------------------------------------------------------

5. DISTRIBUTIONS

The Fund made a distribution of $856,410 from ordinary income during the year ended August 31, 2006. As of August 31, 2006, the components of distributable earnings on a tax basis were $0 of Undistributed Ordinary Income, $0 of Undistributed Long-Term Capital Gain, $65,273,168 of Unrealized Appreciation and ($32,501,720) of accumulated capital and other losses.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales.

6. PRIOR PERIODS RESTATEMENT

On August 31, 2004, the Fund restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than the period over which average net assets of the Fund should have been calculated as stipulated in the Management Contract and resulted in overpayments being made to the investment adviser. The cumulative effect at September 1, 1999, and the yearly net effect, of these corrections on net assets, net asset value per share and the ratio of expenses were as follows:

                                       NAV PER    EXPENSE
                         NET ASSETS     SHARE      RATIO
                         ----------    -------    -------
Cumulative effect at
  September 1, 1999      $1,088,492    $ 0.06        n/a
Effect on Year Ended
  August 31, 2000            58,392      0.01      (0.02%)
Effect on Year Ended
  August 31, 2001          (163,948)    (0.01)      0.06%
Effect on Year Ended
  August 31, 2002            (4,479)     0.00       0.00%
Effect on Year Ended
  August 31, 2003           121,015      0.01      (0.07%)

7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48- Accounting for Uncertainty in Income Taxes, which requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund's financial statements.

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of
The Taiwan Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedure where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of The Taiwan Fund, Inc., as of August 31, 2006, the results of its operations, the changes in net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

[KPMG LOGO]

October 19, 2006

    OTHER INFORMATION (unaudited)

--------------------------------------------------------------------------------

Federal Tax Information. The Taiwan Fund, Inc. has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2006, the total amount that will be passed through to shareholders and foreign source income for information reporting purposes will be $1,681,384 (representing taxes withheld plus taxes on stock dividends) and $6,514,475, respectively.

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2006 no shares have been repurchased by the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders' nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and
(2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available with out change, upon request, by calling the same number on the Commission's website.

QUARTERLY PORTFOLIO OF INVESTMENTS

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund's Form N-Q's are available on the Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington,

--------------------------------------------------------------------------------

D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.

CERTIFICATIONS

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of March 8, 2006, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (formerly, EquiServe Trust Company, N.A.) (the "Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks should be make payable to "Computershare". The Plan Administrator will not accept cash, traveler's checks, money orders, or third party checks for voluntary cash purchase. We suggest you send your check to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator's web site, www.computershare.com/equiserve or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in the written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/equiserve. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

    DIRECTORS AND OFFICERS (unaudited)

--------------------------------------------------------------------------------

The following table sets forth certain information concerning each of the directors and officers of the Fund.

                                                                        PRINCIPAL OCCUPATION OR
NAME, ADDRESS                       PRESENT OFFICE                      EMPLOYMENT DURING PAST   DIRECTORSHIPS IN PUBLICLY-
AND (AGE)                           WITH THE FUND     DIRECTOR SINCE          FIVE YEARS               HELD COMPANIES
-------------                     ------------------  ---------------   -----------------------  --------------------------
DIRECTORS CONSIDERED INDEPENDENT PERSONS
Harvey Chang (55)                 Chairman of the          2005         President and Chief      Director, Taiwan Mobile
21F, No. 172-1, Section 2         Board (since July                     Executive Officer,       Co. Ltd. (2003-present)
Ji-Lung Road.                     2005) and Director                    Taiwan Mobil Company
Taipei, Taiwan, ROC 106                                                 Limited (September
                                                                        2003-present); Senior
                                                                        Vice President and
                                                                        Chief Financial
                                                                        Officer, Taiwan
                                                                        Semiconductor
                                                                        Manufacturing Co.
                                                                        (February
                                                                        1998-September 2003)
Shao-Yu Wang (81)                 Director                 1986         Chairman of the Board    Director, America
Apt. 5H                                                                 of Trustees, Soochow     California Bank (2003-
No. 56 Tun Hwa                                                          University               present)
South Road, Section 2                                                   (1987-present);          Director, TSR Corp
Taipei, Taiwan, ROC                                                     Chairman of the Board    (1985-present)
                                                                        of Trustees, Min Chuan
                                                                        University,
                                                                        (1986-present);
                                                                        Chairman of the Board
                                                                        of Trustees, Fu-Dan
                                                                        High School
                                                                        (1986-present);
                                                                        Chairman, Evernew
                                                                        Biotech, Inc. (1985-
                                                                        Present); Director, TSR
                                                                        Corp. (1985-present);
                                                                        Chairman, TSR Corp
                                                                        (2005-present)

--------------------------------------------------------------------------------

                                                                        PRINCIPAL OCCUPATION OR
NAME, ADDRESS                       PRESENT OFFICE                      EMPLOYMENT DURING PAST   DIRECTORSHIPS IN PUBLICLY-
AND (AGE)                           WITH THE FUND     DIRECTOR SINCE          FIVE YEARS               HELD COMPANIES
-------------                     ------------------  ---------------   -----------------------  --------------------------
Christina Liu (49)                Director                 2005         Legislator, Legislative  Director, Taiwan Stock
Suite 312, No. 3-1                                                      Yuan, ROC (2002-         Exchange (1995-2002)
Jinan Road                                                              present), Chairperson,
Taipei, Taiwan, ROC                                                     Finance Committee,
                                                                        Legislative Yuan, ROC
                                                                        (2002-2005), Chairman,
                                                                        Director and Professor,
                                                                        Department of Finance,
                                                                        National Taiwan
                                                                        University (1993-2001),
                                                                        Consultative Board
                                                                        Member, Commission On
                                                                        Economic Planning and
                                                                        Development, Executive
                                                                        Yuan, Taiwan, ROC
                                                                        (1996-2001);
                                                                        Consultative Board
                                                                        Member, Central Deposit
                                                                        Insurance Corp. Taiwan,
                                                                        ROC (1996-2001)
Joe O. Rogers (57)                Director                 1986         Organizing Member, The   Director and Member of The
2477 Foxwood Drive                                                      Rogers Team LLC, (July   Audit Committee, The China
Chapel Hill, NC 27514                                                   2001-present); Manager,  Fund, Inc. (1992-present)
                                                                        The J-Squared Team LLC
                                                                        (April 2003-May 2004);
                                                                        Executive Vice
                                                                        President, Business
                                                                        Development, Planet
                                                                        Portal Inc. (September
                                                                        1999-May 2001)
M. Christopher                    Director                 2003         Independent Consultant   Director and Chairman of
Canavan, Jr. (67)                                                       (2000-present);          The Audit Committee,
73 Brook Street                                                         Partner,                 Bruker Biosciences, Inc.
Wellesley, MA 02482                                                     Pricewaterhouse Coopers  (2000-present)
                                                                        LLP (Coopers & Lybrand)
                                                                        (1972-1999)

--------------------------------------------------------------------------------

                                                                        PRINCIPAL OCCUPATION OR
NAME, ADDRESS                       PRESENT OFFICE                      EMPLOYMENT DURING PAST   DIRECTORSHIPS IN PUBLICLY-
AND (AGE)                           WITH THE FUND     DIRECTOR SINCE          FIVE YEARS               HELD COMPANIES
-------------                     ------------------  ---------------   -----------------------  --------------------------
Anthony Kai Yiu Lo (57)           Director                 2003         Chairman and Co-CEO,     Member of Listing
23/F, Shun Ho Tower                                                     Shanghai Century         Committee, Stock Exchange
24-30 Ice House Street                                                  Acquisition Inc.         of Hong Kong Ltd.
Central, Hong Kong                                                      (February                (1996-May 2006)
                                                                        2006-present);
                                                                        Director, Advantage
                                                                        Ltd. (2004-January
                                                                        2006); Founder and
                                                                        Managing Director,
                                                                        Advantage Ltd. (1999-
                                                                        2004); Vice Chairman,
                                                                        ABN Amro HG Asia Ltd.
                                                                        (1998-1999)
DIRECTORS CONSIDERED INTERESTED PERSONS
*Benny T. Hu (57)                 President and            1993         Chairman, China          Director, USI Far East
61 F, 76 Tun Hwa                  Director                              Development Industrial   Corp. (2004-present);
South Road, Section 2                                                   Bank (June 2003-May      Supervisor, China Steel
Taipei, Taiwan, ROC                                                     2004); Chairman, China   Corp. (2004-present);
                                                                        Development Asset        Supervisor, Winbond
                                                                        Management Corp. (June   Electronics Corp. (2002-
                                                                        2001-May 2004);          present); Director, China
                                                                        Ambassador-at-Large,     Development Financial
                                                                        Republic of China (May   Holding Corp. (June 2001-
                                                                        2001-present)            May 2004) Director,
                                                                                                 Yangming Marine Transport
                                                                                                 Corp. (2001-present)

--------------------------------------------------------------------------------

                                                                        PRINCIPAL OCCUPATION OR
NAME, ADDRESS                       PRESENT OFFICE                      EMPLOYMENT DURING PAST   DIRECTORSHIPS IN PUBLICLY-
AND (AGE)                           WITH THE FUND     DIRECTOR SINCE          FIVE YEARS               HELD COMPANIES
-------------                     ------------------  ---------------   -----------------------  --------------------------
*Blair Pickerell (49)             Director                 2005         Chairman, HSBC           --
Chief Executive, Asia-Pacific                                           Investments (Taiwan)
HSBC Investments (Hong Kong)                                            Ltd.(May 2003-present);
Limited Level 22 HSBC Main                                              Chief Executive
Building                                                                Officer, Asia-Pacific,
1 Queen's Road Central                                                  HSBC Investments Ltd.
Hong Kong, China                                                        group of entities in
                                                                        Asia Pacific (May
                                                                        2003-present);
                                                                        Director, HSBC Jintrust
                                                                        Fund Management Company
                                                                        Limited (November
                                                                        2005-present); Managing
                                                                        Director, Capital
                                                                        Holdings Ltd. (January
                                                                        2003-May 2003);
                                                                        Managing Director, JF
                                                                        Asset Management Ltd.
                                                                        (August 1999-December
                                                                        2002)

                                                                        PRINCIPAL OCCUPATION OR
NAME, ADDRESS                       PRESENT OFFICE                      EMPLOYMENT DURING PAST   DIRECTORSHIPS IN PUBLICLY-
AND (AGE)                           WITH THE FUND      OFFICER SINCE          FIVE YEARS               HELD COMPANIES
-------------                     ------------------  ---------------   -----------------------  --------------------------
OFFICERS
Adelina N. Y. Louie (40)          Secretary,               2004         Deputy Chief Operating   --
Deputy Chief Operating Officer,   Treasurer and                         Officer, Asia Pacific,
Asia Pacific, HSBC Investments    Chief Compliance                      HSBC Investments (Hong
(Hong Kong) Limited               Officer                               Kong) Limited (May
Level 22 HSBC Main Building                                             2006-present), Chief
1 Queen's Road Central                                                  Operating Officer, HSBC
Hong Kong                                                               Investments (Taiwan)
                                                                        Ltd. (March 2004-April
                                                                        2006); Area Commercial
                                                                        Manager, HSBC (U.K.)
                                                                        Ltd. (February 2002-
                                                                        March 2004); Senior
                                                                        Vice President, Custody
                                                                        & Clearing, HSBC
                                                                        (Indonesia) Limited
                                                                        (June 2000-February
                                                                        2002)

--------------------------------------------------------------------------------

                                                                        PRINCIPAL OCCUPATION OR
NAME, ADDRESS                       PRESENT OFFICE                      EMPLOYMENT DURING PAST   DIRECTORSHIPS IN PUBLICLY-
AND (AGE)                           WITH THE FUND      OFFICER SINCE          FIVE YEARS               HELD COMPANIES
-------------                     ------------------  ---------------   -----------------------  --------------------------
Mary Moran Zeven (45)             Assistant                2005         Senior Vice President    --
                                  Secretary                             and Senior Managing
                                                                        Counsel, State Street
                                                                        Bank and Trust Company
                                                                        (2002-present); and
                                                                        Vice President and
                                                                        Counsel, State Street
                                                                        Bank and Trust Company
                                                                        (2000-2002)

---------------

* Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Mr. Pickerell is deemed to be an interested person because of his affiliation with the Fund's investment adviser. Mr. Hu is considered to be an interested person because he is the President of the Fund.

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    c/o State Street Bank and Trust Company
    2 Avenue de Lafayette
    P.O. Box 5049
    Boston, MA
    1-800-636-9242
    www.thetaiwanfund.com

    INVESTMENT ADVISER
    HSBC Investments (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    Harvey Chang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    S.Y. Wang, Director
    Christina Liu, Director
    Joe O. Rogers, Director
    Blair Pickerell, Director
    M. Christopher Canavan, Jr., Director
    Anthony Kai Yiu Lo, Director
    Adelina N.Y. Louie, Secretary, Treasurer and Chief Compliance Officer Mary Moran Zeven, Assistant Secretary

    ADMINISTRATOR AND ACCOUNTING AGENT
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
    Computershare Trust Company, N.A.

    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    KPMG LLP
    Boston, MA

ITEM 2.  CODE OF ETHICS.

(a) The Taiwan Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(b)      No information need be disclosed pursuant to this paragraph.

(c) There have been no amendments to the Fund's Code of Ethics during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for Form N-CSR.

(e)      Not applicable.

(f) A copy of the Fund's Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)      (1)      The Board of Directors of The Taiwan Fund, Inc. (the "Fund")
                  has determined that the Company has one member serving on the Fund's Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

         (2) The name of the audit committee financial expert is M. Christopher Canavan, Jr. Mr. Canavan has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

         For the fiscal year ended August 31, 2006, KPMG LLP ("KPMG"), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$58,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

         For the fiscal years ended August 31, 2005, KPMG billed the Fund aggregate fees of US$51,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b)      Audit-Related Fees

         For the fiscal year ended August 31, 2006, KPMG billed the Fund aggregate fees of US$7,500 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

         For the fiscal year ended August 31, 2005, KPMG billed the Fund aggregate fees of US$6,500 for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

(c)      Tax Fees

         For the fiscal year ended August 31, 2006, KPMG billed the Fund aggregate fees of US$12,900 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

         For the fiscal year ended August 31, 2005, KPMG billed the Fund aggregate fees of US$11,250 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d)      All Other Fees

         For the fiscal year ended August 31, 2006, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

         For the fiscal year ended August 31, 2005, KPMG did not bill the Fund any fees for products and services other than those disclosed above.

(e) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which KPMG billed the Fund fees for the fiscal years ended August 31, 2006 and August 31, 2005 were pre-approved by the Audit Committee.

         For the fiscal years ended August 31, 2006 and August 31, 2005, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by KPMG.

(f)      No disclosures are required by this Item 4(f).

(g) For the fiscal year ended August 31, 2006, KPMG did not bill the Fund any non-audit fees. During this period, KPMG did not provide any services to HSBC Investments (Taiwan) Limited (the "Investment Adviser").

         For the fiscal year ended August 31, 2005, KPMG did not bill the Fund any non-audit fees. During this period, KPMG did not provide any services to the Investment Adviser.

(h) KPMG notified the Fund's Audit Committee of all non-audit services that were rendered by KPMG to the Fund's Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund's Audit Committee to consider whether such services were compatible with maintaining KPMG's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund's audit committee are M. Christopher Canavan, Jr., Joe Rogers, Anthony K.Y. Lo and S.Y. Wang.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.


The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.

(a)(1) As of September 30, 2006, the portfolio managers of the registrant are as follows:

CHIH-HUI LEE

Mr. Lee has been the Lead Portfolio Manager of the Taiwan Fund, Inc. since September 9, 2006. Mr. Lee is a Senior Fund Manager and Vice President of HSBC Investments (Taiwan) Limited. Since joining HSBC Investments (Taiwan) Limited in September, 2005, Mr. Lee has managed the HSBC Taiwan Electronic Fund and HSBC Taiwan Small and Mid Cap Fund. As of September 30, 2006, Mr. Lee only manages the Taiwan Fund, Inc.

Prior to joining HSBC Investments (Taiwan) Limited, Mr. Lee worked at Allianz Dresdner Asset Management (Taiwan) where he was Head of Domestic Equities (January 2003 to August 2005) and a Fund Manager (March 2002 to January 2003). Prior to that, Mr. Lee worked at Allianz President Life Insurance in Taiwan where he was an Equity Analyst (September 2000 to March 2002). Mr. Lee began his investment career in 1999 as an analyst at Allianz Asset Management in Hong Kong.

STEVEN CHAN

Since joining HSBC Investments (Taiwan) Limited in October 2005, Mr. Chan has acted as the Deputy Portfolio Manager of the Taiwan Fund, Inc.

Prior to joining HSBC Investments (Taiwan) Limited, Mr. Chan worked at KGI Securities (Taiwan) where he was a Senior Equity Analyst (September 2002 to October 2005). Prior to that, Mr. Chan worked at Deloitte & Touche (Taiwan) where he was a Senior Auditor (August 1997 to August 1999). Mr. Chan began his investment career in 2002 as an analyst at KGI Securities in Taiwan.

Mr. Lee is responsible for the day-to-day management of the Taiwan Fund, Inc. Mr. Chan provides research and investment support to Mr. Lee.

(a)(2)

As of September 30, 2006, Mr. Lee managed the Taiwan Fund, Inc. with a total of approximately $283 million in assets. As of September 30, 2006, Mr. Lee does not manage any other mutual funds, pooled investment vehicles or other accounts.

As of September 30, 2006, Mr. Chan does not manage any other mutual funds, pooled investment vehicles or other accounts but only co-manages the Taiwan Fund, Inc. with Mr. Lee.

CONFLICTS OF INTEREST: Although Mr. Lee and Mr. Chan do not currently manage any other mutual fund, pooled investment vehicles or other accounts, actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the Fund as well as for the other funds or accounts he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As a result, the Investment Adviser does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the Fund. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

(a)(3)

COMPENSATION:

The Investment Adviser has structured a compensation program based on factors designed to attract and retain key personnel as well as to provide incentives for top quality performance. The program is designed to recognise the long-term nature of the firm's business, and to encourage retention and continuity of service of the people who contribute to the organization's success.

The Investment Adviser, through a performance review system rewards both team and individual contribution. Each individual has a job profile and a set of Key Performance Measures ("KPMs") to ensure that the year's objectives are clear and attainable. KPMs do not just reflect tangible outputs of an individual's role; they also incorporate the behaviours and team efforts displayed by each member of staff. Thus, the firm's portfolio managers are not assessed solely on the performance of the funds that they manage.

Investment professionals typically receive a base salary and an incentive bonus. The total sum set aside for bonus payments each year is a function of HSBC Investment's profitability as a whole. In determining the amount to allocate to each individual, three factors are assessed:

     - The performance of the local company;
     - The performance of the investment team; and
     - The performance of the individual.

During the annual appraisal process, each department manager reviews his/her team's performance and contribution to the Investment Adviser for the past year on an individual basis. Bonuses and raises are awarded based on the individual's contribution to the team. Promotions are awarded to individuals who have performed well beyond what was expected for their level.

(a)(4)

OWNERSHIP OF SECURITIES: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of September 30, 2006.

Portfolio Manager                       Dollar Range of Fund Shares Beneficially
                                        Owned

Chih-Hui Lee                            none
Steven Chan                             none
(b) Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
         or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or
         240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1)   Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)   Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisers are attached hereto in response to Item 7.

(b)      The certifications required by Rule 30a-2(b) of the 1940 Act and
         Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:   /s/ Benny T. Hu
      ----------------------------------
      Benny T. Hu
      President of The Taiwan Fund, Inc.

Date: November 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Benny T. Hu
      ----------------------------------
      Benny T. Hu
      President of The Taiwan Fund, Inc.

Date: November 7, 2006

By:   /s/ Adelina Louie
      ----------------------------------
      Adelina Louie
      Treasurer of The Taiwan Fund, Inc.

Date: November 7, 2006





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